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                                    EXHIBIT 3
                                 TO SCHEDULE 13D

                         GAP COINVESTMENT PARTNERS, L.P.
                                3 PICKWICK PLAZA
                               GREENWICH, CT 06830

                                December 20, 2002

                                POWER OF ATTORNEY

The undersigned, GAP Coinvestment Partners, L.P., a New York limited partnership, with its principal office at 3 Pickwick Plaza, Greenwich, Connecticut, United States of America (the "Partnership"), by its Managing General Partner, Steven A. Denning, a U.S. citizen, of full legal age, hereby constitutes and appoints Thomas J. Murphy, a U.S. citizen, of full legal age, its true and lawful attorney-in-fact and agent, in any and all capacities, to execute and deliver any and all documents and instruments and to make any governmental filings on behalf of the Partnership as fully to all intents and purposes as a General Partner of the Partnership might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may lawfully do or cause to be done. This power of attorney shall expire on January 1, 2004.

                                   GAP COINVESTMENT PARTNERS, L.P.


                                   By:  /s/ Steven A. Denning
                                        ---------------------------------------
                                        Name:   Steven A. Denning
                                        Title:  Managing General Partner



STATE OF CONNECTICUT    )
                        : ss.
COUNTY OF FAIRFIELD     )

On the 20th day of December 2002, before me personally came Steven A. Denning, to me known, and known to me to be the individual described in, and who executed the foregoing document, and he acknowledged to me that he executed the same.

                                   /s/ Natalie J. Wagner
                                   --------------------------------
                                   Notary Public